                                                                     EXHIBIT 99



                                   HOUSEHOLD



                                  AFSA
                                  Conference for European Fixed Income Investors November 8, 2000

This presentation, including the accompanying slides, contains certain forward-looking information which is subject to risk and uncertainties and speaks only as of the date on which it is made.
This presentation, in keeping with the requirements of the U.S. Securities and Exchange Commission's Regulation FD, has been filed with the Securities and Exchange Commission. Please further be advised that Regulation FD prohibits Household representatives from answering certain, specific questions during the Q&A session.

Agenda

-  HOUSEHOLD'S PROFILE

-  Major Businesses

-  Preparation for Possible Economic Slowdown

-  Performance Measures

-  2000 Funding Review

ORGANIZATION CHART

                             Household International

     Renaissance Credit      Household Finance Corp.    Household Global Funding
      Services, Inc.(*)

    Household Bank f.s.b.        Household Bank              HFC Bank plc
                                  (Nevada), N.A.

  Household Bank (SB), N.A.      Household Retail         Household Financial
                                  Services, Inc.           Corporation Ltd.

                                 Household Credit
                                  Services, Inc.

* Renaissance Credit Services, Inc. became the parent of Household Bank f.s.b. for tax purposes related to the acquisition of Renaissance Holdings, Inc.

HOUSEHOLD'S PROFILE

-  Longevity:  Serving consumers since 1878

-  Largest independent consumer finance company in the U.S.

-  Offer a broad array of consumer loan products valued by the middle class

-  Leveraged technology and data driven marketing

-  Experienced management team

-  Robust earnings and receivables growth

-  Low cost structure

-  Strong presence in the United Kingdom and Canada

HOUSEHOLD IS A SUBSTANTIAL PLAYER IN FINANCIAL SERVICES

LARGEST U.S. FINANCE COS.-LOAN PORTFOLIO (1) LARGEST U.S. BANKS -LOAN PORTFOLIO (2)
------------------------------------------------------------------------------------------

 1) GE Capital Corp. (3)        US$ 361 bln      1)Citigroup(4)              US$  441 bln

 2) GM Acceptance Corp. (3)        157           2) Bank of America               401

 3) Ford Motor Credit (3)          119           3) JP Morgan Chase (5)           234

 4) HOUSEHOLD INTERNATIONAL         80           4) Bank One                      173

 5) MBNA                            76           5) Wells Fargo                   148

 6) CIT                             53           6) First Union                   139

 7) Conseco Finance                 50           7) FleetBoston Financial         114

 8) Indy Mac                        23           8) SunTrust Banks                 73

 9) American Express                23           9) U.S. Bancorp                   67

10) Capital One                     22          10) KeyCorp                        66
------------------------------------------------------------------------------------------

(1) Source: SNL Securities. Total net leases and loans as of 6/30/00; figure includes loans previously securitized and managed by the lender.

(2) Source: SNL Securities. Total loans as of 6/30/00; includes balance sheet loans only.

(3) Wholly-owned subsidiary.

(4) Pro Forma for AFS purchase announced on September 6, 2000.

(5) Pro Forma for merger with JP Morgan.

GEOGRAPHICALLY BALANCED PRODUCT DISTRIBUTION IN THE U.S.(*)

                                                                                                     Northeast
                                                                                            ---------------------------
                                                                                            U.S. Population         12%

                                                                                            Consumer Finance        11%

                                                                                            MasterCard/Visa         16%
                    West
           -----------------------                                                          Private Label            8%
           U.S. Population      7%
                                                          Midwest
           Consumer Finance    10%                ------------------------
                                                  U.S. Population      24%                          Mid Atlantic
           MasterCard/Visa      7%                                                          ---------------------------
                                                  Consumer Finance     21%                  U.S. Population         14%
           Private Label        6%
                                                  MasterCard/Visa      25%                  Consumer Finance        15%

                                                  Private Label        21%                  MasterCard/Visa         14%

                                                                                            Private Label           10%

       California
-----------------------                                                                Southeast
U.S. Population     12%                                                         -------------------------
                                                                                U.S. Population       18%
Consumer Finance    19%
                                          Southwest                             Consumer Finance      15%
MasterCard/Visa     15%            ------------------------
                                   U.S. Population      13%                     MasterCard/Visa       12%
Private Label       15%
                                   Consumer Finance      9%                     Private Label         25%

                                   MasterCard/Visa      11%

                                   Private Label        15%

* Represents HFC and HB managed assets
as of December 31, 1999

COMPETITIVE ENVIRONMENT

-  Landscape is less, not more, competitive

    - Demise of monolines (auto and home equity)

    - Integration of acquisitions by other consolidators

    - Credit card companies offer fewer teaser rates

-  Ability to lead with strong brands is a competitive advantage

    - HFC and Beneficial are two of the best-known names in the industry

    - Partners with great brands: GM, AFL-CIO, Best Buy and others

-  Strong balance sheet provides opportunities

    - Successful business that can be financed on balance sheet

    - Spread lending rather than a gain on sale business model

    - Ability to purchase select portfolios

TECHNOLOGY IS A COMPETITIVE ADVANTAGE

-  VISION system

    - Pre-screened lead generation and prioritization

    - Multiple product underwriting, instantaneous loan decisioning

-  Multiple distribution channels and cross-selling

    - Common technology platform

    - Data warehouse contains over 55 million customer relationships

-  Established Internet capabilities

    - 39 websites in production

    - Over $400 million in receivables originated on-line

    - Over 3.2 million unique visitors

-  Technology permeates all facets of the business

INDUSTRY LEADER IN COST CONTROL--EFFICIENCY RATIO


                                  [LINE GRAPH]

PERCENT

 60
-------------------------------------------------------------------------------
 55
-------------------------------------------------------------------------------
         50.7
 50
-------------------------------------------------------------------------------
                   45.0
 45
-------------------------------------------------------------------------------
                              41.0
 40
-------------------------------------------------------------------------------
                                         37.6                     35.5
                                                    33.6
 35
-------------------------------------------------------------------------------

 30
-------------------------------------------------------------------------------

 25
-------------------------------------------------------------------------------
          '95       '96       '97        '98         '99       YTD 2000

AGENDA

-  Household's Profile

-  MAJOR BUSINESSES

-  Preparation for Possible Economic Slowdown

-  Performance Measures

-  2000 Funding Review

U.S. CONSUMER FINANCE

BUSINESS OVERVIEW

-  1,419 branches in 46 states

-  HFC and Beneficial branch networks provide platform for:

   - Strong organic growth

   - Cross sell opportunities

-  Increased sales force productivity

   - Sales per Account Executive up substantially

   - Turnover rates very low

U.S. MASTERCARD/VISA

BUSINESS OVERVIEW
                                                                  Household
                                                                    Bank
-  9th largest MasterCard/Visa issuer                  Union         17%
                                                     Privilege
-  Launched redesigned General Motors card              29%
   program March, 2000                                               Renaissance
                                                                          8%
- State of the art marketing and credit risk capabilities

-  Union Privilege is the largest affinity card in             [PIE CHART]
   the industry

    - Strong potential for future growth

-  Acquired Renaissance Holdings in February,
   2000                                                               General
                                                                       Motors
                                                                        46%
    - Provides ability to offer full spectrum of
       credit card products                                   $14.8 Billion

PRIVATE LABEL CREDIT CARD

BUSINESS OVERVIEW
                                                              Furniture
 -  Credit cards which are only accepted                         34%
    at particular merchant's store or chain
    of stores
                                             Other
 -  Second largest 3rd party                    3%         PIE CHART
    provider in U.S.                  Recreational

 -  7.6 million active customers          Vehicles
                                             12%
 -  Over 120 merchant relationships,
    including:                                                     Electronics
                                                Discount/               31%
                                                Wholesale
                                                   8%
    - IKEA                                                       Home Products
                                                                      12%
    - Gateway

    - Mitsubishi Electric
                                                            $11.3 Billion
    - Kawasaki Motors Corp. USA

AUTO FINANCE

BUSINESS OVERVIEW

-  A leading non-captive auto lender

-  Emphasis on Millennium product (Near-prime; higher credit scores)

   -Now 40% of portfolio

   -Trading coupon for better risk adjusted returns

   -Better and bigger market than sub-prime

-  95% of sales through new car dealerships

INTERNATIONAL OPERATIONS

-  HFC Bank plc

    - Largest specialist consumer finance company in the U.K.

    - Reputation for innovative marketing initiatives: Goldfish, marbles(TM)

    - 3rd largest provider of private label finance

-  Household Financial Corporation Limited (Canada)

    - Wide distribution of home equity loans, unsecured loans and private-label credit cards

    - Network of 92 branches in all 10 provinces of Canada

    - Over 100 merchant relationships

-  Business model of each predicated on the U.S. model

AGENDA

-  Household's Profile

-  Major Businesses

-  PREPARATION FOR POSSIBLE ECONOMIC SLOWDOWN

-  Performance Measures

-  2000 Funding Review

PREPARATION FOR POSSIBLE ECONOMIC SLOWDOWN

-  Believe a soft landing in the U.S. is most likely

    - GDP              2.5 -3.0%

    - Unemployment     4.2 -4.8%

    - CPI              2.0 -2.5%

-  Hard landing also modeled

    - Modified 1990-91 severity scenario

      - Consumer debt burdens higher, increased bankruptcy filings, lower unemployment

    - Real estate market is unlike 1990-91

      -  Expect limited number of irrationally priced real estate markets

      -  Household is focused on lower and more stable-priced segment

    - While losses and reserves increase, internal capital generation is expected to exceed $1 billion per year

      -  Expect strong margins, but slowing asset growth

PREPARATIONS FOR A POSSIBLE ECONOMIC DOWNTURN

-  Shift product mix toward real estate secured receivables

-  Tighter underwriting standards

   - No solicitation of renters

   - Raised Beneficial branch cut-off scores

-  Business model is a different approach than that of many competitors

   - Risk-based pricing

   - Centralized, automated underwriting decisions

-  Credit risk infrastructure greatly enhanced

   - Increased analytical staff 35% (440 company-wide)

   - Upgraded modeling capabilities

     -  Early warning indicators

     -  Sensitivity analysis

-  Enhanced ability to implement strategies faster
                                                                            19

DIVERSIFIED AND INCREASINGLY SECURED RECEIVABLES MIX

                 1997                                        9/30/2000



             Other
            Unsecured                                 MasterCard/    Sub-prime
              13%         PHL                            Visa       Credit Card
      Auto                2%                             16%             1%
     Finance
       2%                                      Other
                          Real Estate        Unsecured                      PHL
                            Secured             12%                         4%
Private                       30%
 Label
  13%         PIE CHART                      Private        PIE CHART
                                              Label
                                               12%
MasterCard/            International
   Visa                    11%              International
   29%                                           9%

                                                  Auto
                                                 Finance            Home Equity
                                                   2%                    41%
                                                       Sub-prime Auto
                                                             3%

           $60.8 Billion                               $83.5 Billion

SHIFT TOWARD SECURED RECEIVABLES

                     PERCENT OF TOTAL RECEIVABLES

                            [BAR GRAPH]


      *29  **33     *34  **30     *38  **26    *41 **22      *46   **20

         '96           '97           '98         '99           3Q'00


                              *Real Estate Secured   **Mastercard/Visa

  U.S. managed receivables

PREPARATIONS FOR A POSSIBLE ECONOMIC DOWNTURN

-  MasterCard/VISA

   - Analytically driven approach to credit line management

   - Refined bankruptcy prediction models

   - Reduced cash advance availability

   - Above average utilization rates

-  Sophisticated collection techniques

   - Behavioral Scoring

   - Scripting

   - Customer relationship, not product by product, management

-  Reserves adjust according to perceived risk and expected delinquencies

-  Reserves to non-performing assets 106.7% at September 30, 2000

-  Success favors large sophisticated players

                   FINANCE COMPANIES TEND TO OUTPERFORM BANKS
                                  [Bar Graph]
 2.50%

 2.00%

 1.50%

 1.00%

 0.50%

 0.00%
                     '90   '91   '92   '93   '94    '95   '96   '97   '98   '99

Con. Fin. Co. ROMA   1.95  1.41  2.36  2.11  2.04   1.78  1.61  1.95  1.35  1.62
Bank ROA              .48   .53   .93   1.2  1.15   1.17  1.19  1.23  1.19  1.31


1.  Source: FDIC
2.  Source: Moody's Investor Service
                                                                              23

AGENDA

-  Household's Profile

-  Major Businesses

-  Preparation for Possible Economic Slowdown

-  PERFORMANCE MEASURES

-  2000 Funding Review

2000 Operating Performance

NINE MONTHS ENDED                   9/30/00        vs.       9/30/99
--------------------------------------------------------------------------------
Net Income ($ Millions)            $1,208.0    Increased       15%
Earnings Per Share                    $2.52    Increased       17%
Net Interest Margin                   8.13%    Decreased      8bps
Return on Equity                      22.6%    Improved         2%
Return on Managed Assets              1.87%    Declined       2bps
Efficiency Ratio                      35.5%    Increased    110bps
TETMA                                 7.33%    Increased     33bps
--------------------------------------------------------------------------------

                   STRONG GROWTH ENGINE -CORE RECEIVABLES(*)
                                  [Bar Graph]

($ BILLIONS)                                      CAGR = 12.4%

                                                          82.9
                                                70.9
                         61.8        63.1
               57.5
    47.6

    '95        '96        '97        '98        '99      3Q'00

(*)EXCLUDES LIQUIDATING COMMERCIAL AND OTHER

                         SOLID RETURN ON MANAGED ASSETS
                                  [Bar Graph]
 Percent
                                                  1.99
                                                             1.87
                                      1.60
                           1.38
                1.30

    0.98

    '95          '96        '97       '98(*)       '99      YTD 2000

(*)EXCLUDES BENEFICIAL MERGER CHARGE AND GAIN ON SALE OF BNL-CANADA

RESERVES PROVIDE LOSS PROTECTION


($ Millions)                                                                Percent
                             3.99(*)  3.99(*)
 3,500                                                 3.79(*)                    4.0(*)
                                              3.72(*)           3.69(*)
                     3.56(*)                                            3.58(*)
 3,000                                                         2,948(i) 2,986(i)  3.5(i)
            3.12(*)                                   2,861(i)
                                             2,667(i)
                             2,523(i) 2,548(i)                                    3.0(#)
 2,500
                    2,109(i)                                                      2.5
 2,000
            1,592(i)                                                              2.0
 1,500
                     1.24(#)                                                      1.5
            1.14(#)          1.16(#)  1.10(#)                  1.13(#)
                                                       1.06(#)           1.07(#)

                                              1.00(#)
 1,000
                                                                                  1.0
   500                                                                            0.5
     0                                                                            0.0
            '95      '96     '97      '98      '99    1Q'00   2Q'00     3Q'00

-----------------------------------------------------------------------------------------
  (i) Reserve Levels  (*) % of Managed Receivables (#) Nonperforming Receivables Coverage
-----------------------------------------------------------------------------------------


2 + DELINQUENCY RATIO BY PRODUCT

                               9/30/00         9/30/99
---------------------------------------------------------

  Real Estate Secured            2.77%          3.46%
  Auto Finance                   2.19           2.26
  MasterCard/Visa                3.48           3.10
  Private Label                  5.67           6.66
  Other Unsecured                7.72           8.57
                              ---------------------------
     Total Household             4.21%          4.89%
                              ===========================

CONSUMER CHARGEOFF RATIO BY PRODUCT

                               9/30/00         9/30/99
---------------------------------------------------------
  Real Estate Secured            0.41%         0.58%
  Auto Finance                   4.45          4.55
  MasterCard/Visa                5.23          6.15
  Private Label                  5.28          5.60
  Other Unsecured                7.00          7.06
                              ---------------------------
     Total Household             3.47%         4.09%
                              ===========================

                             IMPROVING CHARGE-OFFS
                                  [Line Graph]

Percent

 5.0
                                                 4.29
 4.5                                                        4.13
                                      3.84
 4.0
                                                                       3.47
 3.5
                        2.96
 3.0
          2.51
 2.5

 2.0

 1.5

 1.0

 0.5

 0.0

         '95         '96         '97             '98        '99        3Q'00

                           OUTSTANDING CASH EARNINGS
                                  [Bar Chart]

           CAGR
Operating Earnings = 21.9%
   Cash Earnings = 20.3%                                      1,630.3(#)

                                               1,327.2(#)             1,329.1(#)
$ (in billions)                                        1,486.4(*)
                                1,098.7(#)
                    963.3(#)
                                                                      1,208.0(*)
                                        1,156.6(*)
       713.5(#)
                          940.3(*)

              819.6(*)

 603.7(*)

  '95          '96         '97            '98            '99        YTD 2000


                ------------------------------------------------
                [ ] (*) Operating Earnings [ ] (#) Cash Earnings
                ------------------------------------------------

                  IMPROVING CAPITAL RATIOS (EXCLUDING FAS 115)
                                  [Line Graph]


    Percent
    10.00                                        Equity to Managed Assets(*)
                                9.26(*)   9.28(*)
                                                           9.09(*)   9.07(*)
                                                     8.95(*)
                                              8.81(*)
     9.00

     8.00                7.59(*)
                                                           7.23(i)   7.33(i)
                  7.18(*)             7.11(i)
                                6.92(i)      6.96(i)   6.94
     7.00   6.55(*)
                  6.26(i) 6.20(i)
                                                  TANGIBLE EQUITY TO
     6.00   5.52(i)                               TANGIBLE MANAGED ASSETS
                                                  (TETMA)(i)
     5.00
             '94    '95    '96    '97    '98    '99   1Q'00 2Q'00 3Q'00

   (*) Excluding purchase of receivables from Bank One on March 31, 2000(1Q'00), pro forma TETMA would have been 7.15%.

EXPECTATIONS FOR FULL YEAR 2000

    Earnings Per Share(*)                                    +15%

    Receivables Growth(*)                                22 - 24%

    Return on Equity                                        > 20%

    Return on Managed Assets                       (approx) 1.90%

    Efficiency Ratio                                 (approx) 35%

    TETMA                                            7.25 - 7.50%

    *  Compared to year-end 1999

AGENDA


-  Household's Profile

-  Major Businesses

-  Preparation for Possible Economic Slowdown

-  Performance Measures

-  2000 FUNDING REVIEW

DEBT ISSUANCE THEMES

-  Maintain current ratings (A2/A)

-  Provide larger, more liquid underwritten transactions

-  Expand and deepen investor base

    - Frequent international issuance

    - Build HFC credit curve in multiple currencies

    - Periodic investor education/information

-  Provide fairly priced transactions

-  Maintain 100% backstop coverage for commercial paper

-  Continued use of multiple sources of liquidity

-  Extend maturities when possible

BALANCED FUNDING MIX

($ MILLIONS)
--------------------------------------------------------------------------------
CP and Other Short-Term Borrowings                        $7,305       10.33%

Deposits                                                   6,670        9.43

Domestic MTNs                                             17,012       24.05

Euro MTNs                                                  5,539        7.83

Domestic Underwritten Debt                                 4,759        6.73

Global Underwritten Debt                                  11,573       16.36

Asset-Backed Securities                                   17,875       25.27
                                                         -------      -------
Total                                                    $70,733      100.00%
                                                         =======      =======

--------------------------------------------------------------------------------

At September 30, 2000 (U.S. issuers only)
                                                                              37

2000 SENIOR DEBT ISSUANCE BY MARKET TYPE

                               Foreign (Non Euro)
                                $.5 Billion / 3%


                                                     Public Euro Bonds
          Global Bonds                               $1.6 Billion / 10%
        $4.8 Billion / 31%

                                  [PIE CHART]

                                                            MTNs - Non Dealer
                                                            $3.4 Billion / 22%


                                 MTNs - Dealer
                               $5.3 Billion / 34%

2000 SENIOR DEBT DISTRIBUTION BY REGION



     United Kingdom                                         North America
           9%                                                    58%

      Switzerland                   [PIE CHART]
           2%
             Scandinavia
                  2%                                       Asia
                                                            5%
        Other Europe &                             Benelux
          Middle East                Germany         3%
              4%                       4%

                                Italy
                         Japan    5%           France
                           4%                    4%

2000 SENIOR DEBT ISSUANCE BY MATURITY


                                                    2001
                     2007 - 2010
                                                    13%
                         18%


                                   [PIE CHART]

                                                         2002 - 2004
                  2005 - 2006                                38%
                      31%

SUMMARY

- Household has been a responsible, leading provider of credit products to working class consumers for over 120 years

-  Strong balance sheet and internal capital generation

-  Most efficient operation in the industry

-  Commitment to ratings

-  Solid history of sustained earnings growth